Acquisition of Business	12 Months Ended
Dec. 31, 2022
Business Combinations [Abstract]
ACQUISITION OF BUSINESS:

NOTE 3: ACQUISITION OF BUSINESS:

On March 10, 2022, the Company announced that its RFID division, BOS-Dimex, acquired the assets of Dagesh Inventory Counting and Maintenance Ltd, or Dagesh, which provides inventory-counting services in Israel, mainly for retail stores.

In consideration for the acquisition, BOS shall pay Dagesh a total amount of NIS 2.7 million (approximately $828,000) as follows:

●	At closing, the Company paid NIS 2.15 million;

●	NIS 150,000 shall be paid in April 2023;

●	Approximately NIS 300,000 shall be paid as an earn out payment, in April 2023; and

●	NIS 100,000 shall be paid in March 2024.

The consideration includes payment of earn-out through February 28, 2023 which eventually was higher by NIS 123,000 (approximately $35,000) than initially estimated. As a result, the total consideration increased from $793,000 to $828,000.  This increase was recorded as expenses in year 2022, under general and administrative.

The purchase price allocation of the acquired business (Dagesh Ltd.) was as follows:

March 09,
2022
Total acquisition price	$793

Recognized amounts of identifiable assets acquired:
Intangible assets, net (1)	574
Net assets acquired	574
Goodwill (2)	219

(1)	The fair value adjustment estimate of identifiable intangible assets were determined using the “income approach”, which is a valuation technique that estimates the fair value of an assets based on market participants’ expectations of the cash flow an assets would generate over its remaining useful life.

(2)	As part of the purchase price allocation for the acquisition, the Company recorded goodwill in an amount of $219. Goodwill reflects the value or premium of the acquisition price in excess of the fair values assigned to specific tangible and intangible assets net of the fair value. The purchase price intrinsically recognizes the benefits of the broadened depth of new markets and management team and is primarily attributable to expected synergies (See also Note 8C).